UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): June 17, 2020

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held its 2020 annual meeting of stockholders on June 17, 2020. As of the record date, April 20, 2020, there were 8,783,189 shares of Centrus Class A common stock outstanding, each entitled to one vote. 87.67% of those shares were represented at the annual meeting.
At the annual meeting, the Company’s stockholders voted on four proposals and cast their votes as described below. The proposals are described in detail in the Company’s proxy statement.
Proposal 1
The Company’s stockholders elected eight directors (listed below) to hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified. There were no abstentions. The number of votes cast for or withheld and the broker non-votes were as follows:

Nominee	For	Withheld
Michael Diament	5,228,526	706,875
W. Thomas Jagodinski	5,889,907	45,494
Patricia J. Jamieson	5,262,455	672,946
Tina W. Jonas	5,924,093	11,308
William J. Madia	5,889,494	45,907
Daniel B. Poneman	5,923,766	11,635
Neil S. Subin	5,228,489	706,912
Mikel H. Williams	5,914,445	20,956
Broker Non-Votes: 1,765,226
Proposal 2
The Company’s stockholders cast their votes with respect to the approval of the Section 382 Rights Agreement, as amended as set forth below:

For	Against	Abstain	Broker Non-Votes
5,915,475	15,097	4,829	1,765,226

Proposal 3
The Company’s stockholders cast their votes with respect to the advisory approval of the Company’s executive compensation as set forth below:

For	Against	Abstain	Broker Non-Votes
5,176,183	742,140	17,078	1,765,226

Proposal 4
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2020 as set forth below:

For	Against	Abstain	Broker Non-Votes
7,681,406	15,943	3,278	0

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description

99.1	Press release dated June 18, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	June 18, 2020	By:	/s/ Philip O. Strawbridge
Philip O. Strawbridge
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer and Treasurer